UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 2, 2006

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL		60195
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 2, 2006, the Registrant’s Board of Directors approved and adopted the Second Amended and Restated By-laws of the Registrant, amending and restating the Registrant’s Amended and Restated By-laws to change the required vote for the election of directors from a plurality to a majority of votes cast in uncontested elections.  Under Article III, Section 3.2 of the Registrant’s Second Amended and Restated By-laws, the election of directors requires that the number of shares voted “for” a director must exceed the number of shares voted “against” that director.  In contested elections, when the number of nominees exceeds the number of directors to be elected, the required vote will continue to be a plurality of votes cast.  In addition, if a nominee who already serves as a director is not re-elected, the director shall offer to tender his or her resignation to the Board of Directors.  The Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken.  The Board will act on the Committee’s recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results.  The director who tenders his or her resignation will not participate in the Board’s decision.

The foregoing description of the Second Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated By-laws, a complete copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

See Item 8.01 of this Current Report on Form 8-K for information concerning additional proposed amendments to the By-laws and proposed amendments to the Registrant’s Amended and Restated Certificate of Incorporation.

Item 8.01.  Other Events.

On February 2, 2006, the Registrant issued a press release to announce, among other things, that its Board of Directors approved certain additional enhancements in the Registrant’s corporate governance and intends to propose that such changes be adopted by the Registrant’s stockholders at its 2006 Annual Meeting of Stockholders.  A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On February 2, 2006, the Registrant’s Board of Directors adopted a resolution proposing to amend and restate the Registrant’s Amended and Restated Certificate of Incorporation to provide for the annual election of all directors beginning at the 2006 Annual Meeting of Stockholders and to allow stockholders holding at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the shares entitled to vote at an election of directors to call a special meeting of stockholders.   Article V of the Amended and Restated Certificate of Incorporation currently divides the Board of Directors into three classes.  Directors are elected for three-year terms that are staggered among the three classes.  If the proposed measure is approved by the Registrant’s stockholders, those directors previously elected for three-year terms of office by the Registrant’s stockholders will complete their three-year terms and would be eligible for re-election to one-year terms at each annual meeting of stockholders thereafter.  Beginning with the 2008 Annual Meeting of Stockholders, the declassification of the Registrant’s Board of Directors would be complete, and all directors would be subject to annual election to one-year terms.

Article VI of the Amended and Restated Certificate of Incorporation currently provides that special meetings of stockholders may only be called pursuant to a resolution approved by a majority of the Registrant’s Board of Directors.  If the proposed measure is approved by the Registrant’s stockholders, Article VI will be amended to allow stockholders holding at least sixty-six and two-thirds percent (66-2/3%) of the voting power of shares entitled to vote at an election of directors to call a special meeting of stockholders.

On February 2, 2006, the Registrant’s Board of Directors also approved the amendment and restatement of the Third Amended and Restated By-laws, contingent upon approval by the Registrant’s stockholders of the proposed amendment and restatement of the Registrant’s Amended and Restated Certificate of Incorporation.  Article II, Section 2.6 of the Second Amended and Restated By-laws currently provides that special meetings of the Registrant’s stockholders may be called only by the Board of Directors.  If amended, Article II, Section 2.6 will allow stockholders holding at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the shares entitled to vote at an election of directors to call a special meeting of stockholders, subject to certain specified conditions.  Article III, Section 3.3 of the Second Amended and Restated By-laws currently provides that the Registrant’s directors may only be removed for cause.  If the Registrant’s stockholders approve the proposed amendment and restatement of the Registrant’s Amended and Restated Certificate of Incorporation, Article III, Section 3.3 of the By-laws will be amended to provide that any director or the entire Board of Directors, excepting certain Continuing Classified Directors (as defined in the proposed Second Amended and Restated Certificate of Incorporation of the Registrant), may be removed from office at any time by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote at an election of directors.  The Third Amended and Restated By-laws of the Registrant, amending Article II, Section 2.6 and Article III, Section 3.3 of the Second Amended and Restated By-laws, will become effective simultaneously with the effective date of the filing of the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Additional Information and Where to Find It

In connection with the proposed amendment and restatement of the Registrant’s Amended and Restated Certificate of Incorporation (the “Proposal”), the Registrant will file a proxy statement and other relevant material with the Securities and Exchange Commission (the “SEC”).  The proxy statement will be mailed to the stockholders of the Registrant.  Before making any voting decision with respect to the Proposal, stockholders of the Registrant are urged to read the proxy statement and any other relevant materials when they become available because they will contain important information about the Proposal and the Registrant.  Investors and stockholders may obtain the proxy statement and any other relevant materials (when they become available) and any other documents filed by the Registrant with the SEC, at the SEC’s web site at http://www.sec.gov or by visiting the Registrant’s web site at http://www.careered.com.

The Registrant and its officers and directors may be deemed to be participants in the solicitation of proxies from the Registrant’s stockholders with respect to the Proposal.  Investors and stockholders may obtain information regarding the direct and indirect interests of the Registrant and its executive officers and directors in the Proposal by reading the proxy statement to be filed with the SEC in connection with the Registrant’s 2006 Annual Meeting of Stockholders.

Section 9—Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibits

3.1	Second Amended and Restated By-laws of the Registrant.

99.1	Press Release of Registrant dated February 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Janice L. Block
Janice L. Block
Senior Vice President, General Counsel, and
Corporate Secretary

Dated:  February 6, 2006

Exhibit Index

Exhibit Number	Description of Exhibits

3.1	Second Amended and Restated By-laws of the Registrant.

99.1	Press Release of Registrant dated February 2, 2006.